LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Macquarie Limited-Term Diversified Income Fund

Supplement Dated February 14, 2025

Summary Prospectus dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary Prospectus

This Supplement updates certain information in the Summary Prospectus for the LVIP Macquarie Limited-Term Diversified Income Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on December 10-11, 2024, the Board approved the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as the new sub-adviser to the Fund, effective on or about May 1, 2025 (“Effective Date”). JPMIM will replace Delaware Investments Fund Advisers (“DIFA”).

As of the Effective Date, the Fund’s Summary Prospectus is revised as follows:

1.	All references to, and information regarding, DIFA are deleted in their entirety.

2.	The Fund’s name is changed as noted. All references to the Fund’s name are revised accordingly.

New Fund Name (effective 5/1/25)	Former Fund Name
LVIP JPMorgan Short Duration Bond Fund	LVIP Macquarie Limited-Term Diversified Income Fund

3.	The information under the heading Principal Investment Strategies beginning on page 2 is deleted and replaced with the following:

Lincoln Financial Investments Corporation serves as the Fund’s adviser. J.P. Morgan Investment Management Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to- day management of the Fund’s assets.

As part of its main investment strategy, the Fund will invest principally in income producing securities, such as U.S. treasury obligations, U.S. government agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, mortgage-related securities, and structured instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed securities and mortgage pass-through securities. U.S. government agency securities may be issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac).

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund seeks to maintain a duration of three years or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three years” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Consistent with the Fund’s short duration strategy, the Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the Sub-Adviser’s discretion. The Fund expects to invest less than 5% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The Sub-Adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The Sub-Adviser looks for individual fixed income investments that it believes will perform well over market cycles. The Sub-Adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its security selection process, the Sub-Adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The Sub-Adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

4.	The information under the Principal Risks section on page 2 is deleted and replaced with the following:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

●	Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

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Interest Rate Risk. When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities with longer maturities or durations.

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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

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U.S. Government Mortgage-Related Securities Risk. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

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Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).

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Prepayment and Extension Risk. Mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time. This could reduce the securities’ yield and market value.

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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.

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Sector Risk. The Fund may, from time to time, have a significant portion of its assets invested in a particular market sector or group of related industries. To the extent it does so, market or economic factors affecting the relevant sectors or industries may have a negative effect on the value of the Fund’s investments.

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Transaction Costs Risk. Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.

5.	The following information is added under the Investment Adviser and Sub-Advisers section on page 5:

Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)

6.	The table under the Portfolio Managers section on page 5 is deleted and replaced with the following:

JPMIM Portfolio Managers	Company Title	Experience with Fund
Cary Fitzgerald	Portfolio Manager & Managing Director	Since May 2025
Toby Maczka	Portfolio Manager & Executive Director	Since May 2025

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE